UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2020

NORWOOD FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	NWFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

NORWOOD FINANCIAL CORP

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

On July 7, 2020, Norwood Financial Corp (“Norwood”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that it had completed its acquisition of UpState New York Bancorp, Inc. (“UpState”) and its wholly owned subsidiary, USNY Bank (“USNY Bank”) as contemplated by the terms of the Agreement and Plan of Merger, dated January 8, 2020, by and among Norwood, Wayne Bank, UpState and USNY Bank (the “Merger Agreement”). In response to Item 9.01(a) and (b) of such Form 8-K, Norwood stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

UpState’s audited consolidated balance sheets as of December 31, 2019 and December 31, 2018, and consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the years ended December 31, 2019 and December 31, 2018, are incorporated herein by reference to Exhibit 99.2 hereto. UpState’s unaudited consolidated balance sheet as of March 31, 2020, and consolidated statements of income, comprehensive income, and cash flows for the three months ended March 31, 2020 are incorporated by reference from Exhibit 99.3 hereto.

(b)	Pro forma financial information.

The pro forma financial information required by this item is incorporated herein by reference to Exhibit 99.4.

(c)	Shell Company Transaction. Not applicable.

(d)	Exhibits.

The following exhibits are filed with this report.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 8, 2020, by and among Norwood, Wayne Bank, UpState and USNY Bank (incorporated by reference to Exhibit 2.1 to Norwood’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2020).

23.1	Consent of Bonadio & Co., LLP.

99.1	Press release dated July 7, 2020.*

Exhibit No.	Description

99.2	Audited Consolidated Financial Statements of UpState (incorporated by reference from Registrant’s Registration Statement on Form S-4 (Commission File No. 333-237277)).

99.3	Unaudited Consolidated Financial Statements of UpState.

99.4	Unaudited pro forma condensed consolidated financial statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP

Date: September 16, 2020	By:	/s/ Lewis J. Critelli
Lewis J. Critelli
President and Chief Executive Officer (Duly Authorized Representative)

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